Discontinued Operation	6 Months Ended
Jun. 30, 2022
Discontinued Operation [Abstract]
DISCONTINUED OPERATION

NOTE 4 – DISCONTINUED OPERATION

The Company’s subsidiary, REIT Changjiang was primarily engaged in solid waste processing business. On November 12, 2021, the Company signed a share transfer agreement with Zhixin Group (Hong Kong) Co., Ltd. and Xiamen Zhixin Building Materials Co., Ltd. (collectively, “Zhixin”) to sell 100% ownership interest in REIT Changjiang to Zhixin for a cash consideration of RMB60.0 million (approximately $9.4 million). As of December 31, 2021, the Company received RMB15 million (approximately $2.1 million) from Zhixin. The Company recorded a loss from the disposition of $6,335,508 for the year ended December 31, 2021. During the six months ended June 30, 2022, the Company further received RMB 4,629,000 million (approximately $30 million) from Zhixin. The remaining balance amounted to $2,310,074.

The discontinued operation represents a strategic shift that has a major effect on the Company’s operations and financial results, which trigger discontinued operations accounting in accordance with ASC 205-20-45. The results of operations related to the discontinued operations for the six months ended June 30, 2021 were reported as loss from discontinued operations.

The results of discontinued operations of REIT Changjiang for the six months ended June 30, 2022, 2021 and 2020 are as follows:

	For the Six Months Ended June 30,
	2022	2021	2020
Revenue	$-	$527,694	660,537
Cost of revenues	-	791,558	810,043
Gross loss	-	(263,864)	(149,506)
Operating expenses	-	762,328	1,825,684
Loss from discontinued operations	-	(1,026,192)	(1,975,190)
Other income (expense), net	-	(522,623)	(418,615)
Loss before tax	-	(1,548,815)	(2,393,805)
Income tax provision	-	487
Net loss from discontinued operations	$-	$(1,549,302)	(2,393,805)